UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

DEFINITIVE SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CHINA JO-JO DRUGSTORES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

CHINA JO-JO DRUGSTORES, INC.

1st Floor, Yuzheng Plaza, No.76, Yuhuangshan Road

Hangzhou, Zhejiang Province

People’s Republic of China, 310002

Telephone: +86-571-88077078

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 23, 2016

TO THE SHAREHOLDERS OF CHINA JO-JO DRUGSTORES, INC.:

The 2015 Annual Meeting of the shareholders of China Jo-Jo Drugstores, Inc. (the “Annual Meeting”), a Nevada corporation, (the “Company”), will be held on March 23, 2016 at 9:00 p.m. E.T. (March 24, 2016 at 9:00 a.m., Beijing time), at the Company’s principal executive offices located at 1st Floor, Yuzheng Plaza, No.76, Yuhuangshan Road, Hangzhou, Zhejiang Province, People’s Republic of China, 310002, for the following purposes:

1.	To elect five directors to serve until the next Annual Meeting or until their successors are duly elected and qualified;

2.	To amend the Company’s 2010 Equity Incentive Plan to increase by 2,850,000 shares that are available for issuance thereunder;

3.	To ratify the appointment of BDO CHINA SHU LUN PAN Certified Public Accountants LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2016; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this Notice.

The Board of Directors has fixed the close of business on January 28, 2016, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the proxy statement and vote via the Internet or, if you prefer, submit by mail a paper copy of your proxy or voter instructions card, so that your shares are represented at the meeting. You may also revoke your proxy or voter instructions before or at the Annual Meeting. Regardless of the number of our shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate actions.

By Order of the Board of Directors,

/s/ Lei Liu
Lei Liu
Chairman of the Board and Chief Executive Officer

Hangzhou, People’s Republic of China

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON MARCH 23, 2016 - THE PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT www.iproxydirect.com/CJJD

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE. YOU MAY VOTE BY TELEPHONE OR VIA THE INTERNET. IF YOU RECEIVED A PAPER COPY OF THE PROXY CARD BY MAIL, YOU MAY ALSO MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

CHINA JO-JO DRUGSTORES, INC.

1st Floor, Yuzheng Plaza, No.76, Yuhuangshan Road

Hangzhou, Zhejiang Province

People’s Republic of China, 310002

Telephone: +86-571-88077078

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 23, 2016

February 10, 2016

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of China Jo-Jo Drugstores, Inc., a Nevada corporation (the “Company”), for use at the Annual Meeting of shareholders to be held on March 23, 2016 at 9:00 p.m. E.T. (March 24, 2016 at 9:00 a.m., Beijing time) (the “Annual Meeting”), or at any adjournment or postponement of the Annual Meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company’s principal executive offices located at 1st Floor, Yuzheng Plaza, No.76, Yuhuangshan Road, Hangzhou, Zhejiang Province, People’s Republic of China, 310002.

These proxy materials are made available to you by the Board on the Internet on or about February 10, 2016, at www.iproxydirect.com/CJJD, which is on the proxy card mailed to shareholders of record and beneficial holders. Printed versions of these proxy materials will be delivered to you by mail, free of charge, in connection with the Board’s solicitation of proxies for use at the Annual Meeting on or about February 10, 2016. Our shareholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement. These proxy materials include: our proxy statement for (and notice of) the Annual Meeting; and our annual report on Form 10-K for the year ended March 31, 2015 (the “Annual Report”), which includes our annual audited financial statements for the year ended March 31, 2015. These proxy materials also include a proxy card or a voting information card for the Annual Meeting, for submitting your vote in writing to us or your broker, as the case may be, and a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access and review the proxy materials, including this proxy statement and the Company’s Annual Report on Form 10-K, on a website referred to in such notice and how to access a proxy card to vote on the Internet or by telephone.

ABOUT THE MEETING

Who is entitled to vote at the Annual Meeting?

Only shareholders of record at the close of business on January 28, 2016 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. If you were a shareholder of record on the Record Date, you will be entitled to vote all of the shares that you held on the Record Date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting.

Who can attend the Annual Meeting?

Any person who was a shareholder of the Company on the Record Date may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the Annual Meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the Annual Meeting. You will not, however, be able to vote your shares at the Annual Meeting without a legal proxy.

What am I voting on?

The Board, on behalf of the Company, is seeking your affirmative vote for the following three items:

1.	The election of five directors;

2.	The Amendment No. 2 of the Company’s 2010 Equity Incentive Plan to increase by 2,850,000 shares that are available for issuance; and

3.	The ratification of BDO CHINA SHU LUN PAN Certified Public Accountants LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2016.

1

Will any other matters be voted on?

We do not know of any other matters that will be brought before the shareholders for a vote at the Annual Meeting. If any other matter is properly brought before the meeting, your signed proxy card would authorize Mr. Lei Liu to vote on such matters in his discretion.

How do I vote?

Shareholders of Record

If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a shareholder of record.

If you are a shareholder of record, there are five ways to vote:

1.	Vote by Internet. You can vote via the Internet. The website address for Internet voting is provided on your proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on March 22, 2016. Internet voting is available 24 hours a day. If you vote via the Internet, you do NOT need to vote by telephone or return a proxy card.

2.	Vote by Telephone. You can also vote by telephone by calling the toll-free telephone number provided on your proxy card. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 P.M. Eastern Time on March 22, 2016. Telephone voting is available 24 hours a day. If you vote by telephone, you do NOT need to vote over the Internet or return a proxy card.

3.	Vote by Fax. You can also vote by fax by faxing to the fax number provided on your proxy card. You will need to use the control number appearing on your proxy card to vote by fax. You may transmit your voting instructions by fax up until 11:59 P.M. Eastern Time on March 22, 2016. Fax voting is available 24 hours a day. If you vote by fax, you do NOT need to vote over the Internet or return a proxy card.

4.	Vote by Mail. If you received a printed copy of the proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

5.	Vote in Person. You can vote in person at the Annual Meeting.

Street Name Holders

If your shares are held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or agent.

Regardless of how your shares are registered, if you complete and properly sign the proxy card and return it to the address indicated, it will be voted as you direct.

2

How many votes do I have?

On each matter to be voted upon, you will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all shareholders?

The Company had 17,735,504 outstanding shares of common stock on the Record Date, and each of these shares is entitled to one vote.

How many votes must be present to hold the meeting?

The holders of at least a majority of the Company’s common stock outstanding on the Record Date must be present at the Annual Meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the Annual Meeting. As of the Record Date, there were 17,735,504 shares of common stock outstanding. This means at least 8,867,753 common shares must be present in person or by proxy.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve each proposal?

Proposal No. 1 (Election of Directors): The five nominees for directors who receive the most votes will be elected.

Please note that brokers may no longer vote on the election of directors in the absence of specific client instructions.

Proposal No. 2 (Amendment No. 2 of the Company’s 2010 Equity Incentive Plan): The required vote to approve the amendment of the Company’s 2010 Equity Incentive Plan to increase by 2,850,000 shares that are available for issuance, is the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Proposal No. 3 (Ratification of the Appointment of the Independent Auditor): The required vote to approve the ratification of the appointment of BDO CHINA SHU LUN PAN Certified Public Accountants LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2016, is the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Can I change my vote?

Yes. You may change your vote by sending in a new proxy card with a later date, or, if you are a shareholder of record, sending written notice of revocation to the Company’s Secretary at the address on the cover of this proxy statement. Also, if you attend the Annual Meeting and wish to vote in person, you may request that your previously submitted proxy not be used.

What happens if I sign and return the proxy card but do not indicate how to vote on an issue?

If you return a proxy card without indicating your vote, your shares will be voted as follows:

●	FOR each of the nominees for director named in this proxy statement;

●	FOR the Amendment No. 2 of the Company’s 2010 Equity Incentive Plan to increase by 2,850,000 shares that are available for issuance; and

●	FOR ratification of the appointment of BDO CHINA SHU LUN PAN Certified Public Accountants LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2016.

3

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within four business days after the Annual Meeting.

When are shareholder proposals due for the next annual meeting?

We presently intend to hold our next annual meeting of shareholders in March 2016. Any appropriate proposal submitted by a shareholder and intended to be presented at the next annual meeting of shareholders must be submitted in writing to our Secretary at 1st Floor, Yuzheng Plaza, No.76, Yuhuangshan Road, Hangzhou, Zhejiang Province, People’s Republic of China, 310002, and received no later than September 30, 2016, to be includable in the Company’s proxy statement and related proxy for the next annual meeting of shareholders. A shareholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Although the Board will consider shareholder proposals, we reserve the right to omit from our proxy statement, or to vote against, shareholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

How can I obtain additional information about the Company?

You can access our Annual Report as filed with the SEC. Additional copies will be furnished without charge to shareholders upon written request. Exhibits to the Annual Report will be provided upon written request. All written requests should be directed to: China Jo-Jo Drugstores, Inc., c/o Chief Financial Officer, 1st Floor, Yuzheng Plaza, No.76, Yuhuangshan Road, Hangzhou, Zhejiang Province, People’s Republic of China, 310002.

We are subject to the informational requirements of the Exchange Act, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including our Company, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, DC 20549.

4

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Under the Company’s bylaws, the number of directors of the Company is fixed by the Board and may be increased or decreased by resolution of the Board. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy shall serve until the next Annual Meeting.

The directors of the Company do not have a definite term of office, and each director will serve until the next Annual Meeting and until the director’s successor is elected and qualified. The Nominating Committee of the Board, comprising of three independent directors, will consider director candidates recommended by shareholders. The Nominating Committee does not intend to alter the manner in which it evaluates candidates based on whether or not the candidate was recommended by a shareholder, except that the Nominating Committee may consider the size and duration of the share holdings of the recommending shareholder in relation to the total outstanding shares of the Company, and the extent to which the recommending shareholder intends to continue holding its interest in the Company. To nominate a director, shareholders must submit such nomination in writing to our Secretary at 1st Floor, Yuzheng Plaza, No.76, Yuhuangshan Road, Hangzhou, Zhejiang Province, People’s Republic of China, 310002.

Currently, the Board has fixed the number of directors at five persons. Five directors are to be elected to the Board at the Annual Meeting. The Board has nominated Mr. Lei Liu, Ms. Li Qi, Ms. Zhimin Su, Mr. Taihong Guo and Dr. Genghua Gu for re-election at the Annual Meeting. All of the nominees currently serve on the Board.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present. The nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxy will be voted “For” the election of the nominees named above or, if any nominee becomes unavailable for election as a result of unexpected occurrence, “For” the election of a substitute nominee designated by our Board. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.

All of the Company’s directors are expected to attend the Annual Meeting, unless unusual circumstances would prevent such attendance.

The Board of Directors recommends a vote “FOR” each nominee.

INFORMATION ABOUT THE NOMINEES

Name	Age (1)	Position	Served From
Lei Liu	51	Chief Executive Officer and Chairman of the Board	September 17, 2009
Li Qi	43	Secretary and Director	October 23, 2009
Zhimin Su (2) (3) (4)	39	Director	November 30, 2012
Taihong Guo (2) (3) (4)	65	Director	January 1, 2013
Genghua Gu (2) (3) (4)	65	Director	March 28, 2014

(1)	As of the date of this proxy statement.
(2)	Member of the Audit Committee.
(3)	Member of the Compensation Committee.
(4)	Member of the Nominating Committee.

Lei Liu, Chief Executive Officer and Chairman of the Board

Mr. Liu is one of the three founders of Hangzhou Jiuzhou Grand Pharmacy Chain Co., Ltd. (“Jiuzhou Pharmacy”), Hangzhou Jiuzhou Clinic of Integrated Traditional and Western Medicine (General Partnership) (“Jiuzhou Clinic”) and Hangzhou Jiuzhou Medical & Public Health Service Co., Ltd. (“Jiuzhou Service”) (Jiuzhou Pharmacy, Jiuzhou Clinic and Jiuzhou Service, as well as the subsidiaries of Jiuzhou Pharmacy, collectively as “HJ Group”), and has been the executive director of Jiuzhou Pharmacy since September 2003 and the supervising director of Jiuzhou Service since November 2005. From December 1997 to August 2003, Mr. Liu worked in Tai He Drugstore as a general manager. From September 1992 to November 1997, Mr. Liu was an administration official of Hangzhou Medical Junior College, his alma mater, where he was also a researcher and an anatomy instructor from September 1983 to July 1992. Mr. Liu has been a licensed researcher in the PRC since September 1988, These attributes make Mr. Liu an ideal candidate to serve as our Chairman.

5

Li Qi, Secretary and Director

Ms. Qi is one of the three founders of HJ Group and is currently the general manager of both Jiuzhou Pharmacy and Jiuzhou Service. From January 2000 to June 2003, Ms. Qi worked in Zhejiang Yikang Drugstore as a general manager. From October 1991 to January 2000, Ms. Qi worked in the Branch Hospital of Hangzhou No. 1 People’s Hospital as a nurse. Ms. Qi is a licensed TCM pharmacist in the PRC and is a 1991 graduate of Hangzhou Nurse School. The Board believes that Ms. Qi’s knowledge of the Company’s history and day-to-day operations and her experience in the medical industry in the PRC qualify her to serve a director of the Company.

Zhimin Su, Independent Director

Since December 2010, Ms. Su has been a senior investment manager with Go Capital Limited, a private equity investment firm in Shanghai, performing due diligence and risk evaluation of potential industry-specific investments. From July 2009 to October 2010, Ms. Su was a senior analyst for Caitong Securities, a Chinese state-owned securities broker in Hangzhou, analyzing and researching companies in the tourism and media industries as well as the macro-economy and capital markets in the United States. From August 2007 to December 2008, Ms. Su was a senior financial analyst with The Los Angeles Times, Inc., conducting forecasts and budget reviews, and preparing financial plans, analyses and recommendations for senior management. None of these companies is related to or affiliated with the registrant. Ms. Su holds a master’s degree in business administration from the University of Southern California, Marshall School of Business. She is a graduate of the Central University of Finance and Economics in Beijing with a bachelor’s degree in economics. The Board has determined that Ms. Su should serve as a director given her extensive financial and accounting experience, as well as her English and Chinese bilingual capabilities to facilitate the Board’s supervision of the management.

Taihong Guo, Independent Director

Since December 2012, Mr. Guo has been the President of the Zhejiang Province Pharmaceutical Industry Association, which has over 300 local pharmaceutical enterprises as members, and serves as a bridge between its members and the Zhejiang Food and Drug Administration (“FDA”). He was previously the Chief of the Hangzhou FDA from January 2003 to September 2009, and an Inspector from September 2009 to June 2012. From February 2010 to January 2012, he also chaired the Board of Supervisors at three private companies in Hangzhou: Hangzhou Industrial Assets Management Co., Ltd., a state-owned asset management company, Hangzhou Qingchunbao Group Co., Ltd., a leading supplier of traditional Chinese medicine and nutritional supplements throughout China, and Hangzhou Information Technology Co., Ltd., a state-owned asset management focusing on technology companies. None of these companies is related to or affiliated with the registrant. Mr. Guo holds a bachelor degree in automotive designs from Jiangsu University (formerly Zhengjiang Nongji Institute), an associate degree in law from the Open University of China, Zhejiang Campus, and a bachelor degree in business management from the Central Party School. The Board has determined that Mr. Guo should serve as a director given his experience and working knowledge of the Hangzhou FDA, as well as his considerable contacts within the pharmaceutical industry in Hangzhou.

Genghua Gu, Independent Director

Dr. Gu is a retired physician, professor and published scientific researcher in the field of stomatology. From 2003 to 2013, Dr. Gu was a member of the Standing Committee of Zhejiang Province Political Consultative Conference. From 2000 to 2009, Dr. Gu was the Vice President of the Women’s Hospital of Zhejiang University’s School of Medicine (the “School of Medicine”), where, in addition to being a chief physician, professor and researcher, he was also in charge of logistics and financial control as part of the hospital’s management. From 1998 to 2000, Dr. Gu was the Vice President of the Second Affiliate Hospital of the School of Medicine (the “Affiliate Hospital”), where, in addition to his medical, teaching and research duties, he was also in charge of the hospital’s logistics. From 1995 to 1998, Dr. Gu served as the Deputy Magistrate with the Shuichang County Government in Zhejiang Province, in charge of the county’s culture, education and hygiene programs. From 1988 to 1995, Dr. Gu was the Head of the Medical Department at the Affiliate Hospital and was involved in planning and management of the medical department. Dr. Gu served as an oral surgeon from 1977 to 1988 at the Affiliate Hospital. Dr. Gu graduated from Shanghai Jiaotong University’s School of Medicine, Department of Stomatology in 1977. The Board has determined that Dr. Gu should serve as a director given his extensive medical and scientific research experience, as well as his government and hospital management and logistics experience.

6

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our Board currently consists of five members. Our bylaws provide that our directors will hold office until the Annual Meeting of shareholders or until their successors have been elected and qualified. Our Board is responsible for the business and affairs of the Company and considers various matters that require its approval.

Independence of the Board

We are required to comply with The NASDAQ Stock Market (“NASDAQ”) listing standards, under which a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board consults with the Company’s counsel to ensure that the Board’s determination are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NASDAQ, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, our senior management and our independent registered public accounting firm, the Board has affirmatively determined that the following directors and nominees are independent directors within the meaning of the NASDAQ listing standards: Ms. Zhimin Su, Mr. Taihong Guo and Dr. Genghua Gu are independent directors. Mr. Lei Liu and Ms. Li Qi are not independent directors.

Code of Ethics and Business Conduct

The Company’s Code of Ethics, which applies to all officers, directors and employees, was adopted by the Board on March 15, 2010. The Code of Ethics was filed as Exhibit 14 to the Company’s Current Report on Form 8-K filed with the SEC on March 23, 2010, a copy of which is available on our website at http://www.chinajojodrugstores.com under the tabs “Investor” – “Corporate Governance” – “Documents”.

Meetings of the Board

During the fiscal year ended March 31, 2015, the Board met 6 times and took action by unanimous written consent 5 times.

Information regarding Committees of the Board

The Board has three committees: the Audit Committee, the Compensation Committee and the Nominating Committee. The following table provides membership and meeting information for these committees for the fiscal year ended March 31, 2015:

Name	Audit		Compensation		Nominating
Zhimin Su (2)	X	(1)	X		X
Taihong Guo	X		X	(1)	X
Genghua Gu	X		X		X	(1)

Total meetings in year ended March 31, 2014	1		4		1

Total actions by unanimous written consent in year ended March 31, 2014	1		4		0

(1)	Committee chairperson.
(2)	“Audit committee financial expert” within the meaning of Item 407(d)(5)(ii) and (iii) of Regulation S-K promulgated under the Exchange Act.

7

Below is a description of each committee as it is presently constituted. The Board has determined that each current member of each committee meets the applicable SEC and NASDAQ rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. The Audit Committee operates under a written charter, a copy of which is available on our website at http://www.chinajojodrugstores.com under the tabs “Investor” – “Corporate Governance” – “Documents”, and is composed of our three (3) independent directors. Our Board of Directors has determined, based on information furnished by Ms. Zhimin Su and other available information, that she meets the requirements of an “audit committee financial expert” as that term is defined in the rules promulgated under the Securities Act and the Exchange Act, and has accordingly designated her as such. Our Board of Directors has also appointed her the chairperson of the committee.

The Audit Committee assists the Board oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditor, and prepares the report that the SEC requires to be included in the Company’s annual proxy statement.

Report of the Audit Committee

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Audit Committee operates under a written charter approved by the Board. The charter provides, among other things, that the Audit Committee has full authority to engage the independent auditor. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

●	reviewed and discussed the audited financial statements with management;

●	discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

●	received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent accountant the independent accountant's independence; and

●	based on the review and discussions referred to above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2015, as filed with the Securities and Exchange Commission.

Respectfully submitted,

The Audit Committee of the Board

/s/ Zhimin Su, Chairperson of the Audit Committee

/s/ Taihong Guo, Member of the Audit Committee

/s/ Genghua Gu, Member of the Audit Committee

The foregoing Audit Committee Report does not constitute soliciting material or to be “filed” with the Commission or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101), other than as provided in Item 407 of Regulation S-K, or to the liabilities of section 18 of the Exchange Act (15 U.S.C. 78r) and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

8

Compensation Committee

Our Compensation Committee operates under a written charter, a copy of which is available on our website at http://www.chinajojodrugstores.com under the tabs “Investor” – “Corporate Governance” – “Documents”, and is made up of our three (3) independent directors. Taihong Guo is the chairperson of the committee. Our Compensation Committee oversees and, as appropriate, makes recommendations to the Board regarding the annual salaries and other compensation of our executive officers and our employees, and other employee policies; it also provides assistance and recommendations with respect to our compensation policies and practices.

Nominating Committee

Our Nominating Committee operates under a written charter, a copy of which is available on our website at http://www.chinajojodrugstores.com under the tabs “Investor” – “Corporate Governance” – “Documents”, and is made up of our three (3) independent directors. Genghua Gu is the chairperson of the committee. Our Nominating Committee assists the Board in the selection of director nominees, approves director nominations to be presented for stockholder approval at our annual general meeting, fills any vacancies on our Board of Directors, considers any nominations of director candidates validly made by stockholders, and reviews and considers developments in corporate governance practices.

Each of the five nominees for election as a director named in this proxy statement were unanimously recommended by the Nominating Committee for submission to the shareholders of the Company as the Board’s nominees.

Shareholder Communications with the Board

Due to the infrequency of communications from shareholders to the Board, our Board has not adopted a formal process by which shareholders may communicate with the Board. Nevertheless, shareholders or other interested parties may write to the Company’s Secretary at 1st Floor, Yuzheng Plaza, No.76, Yuhuangshan Road, Hangzhou, Zhejiang Province, People’s Republic of China, 310002, and should prominently indicate on the outside of the envelope that it is intended for the Board or for non-management directors, and the Company’s Secretary will forward the communications to all specified directors. If no director is specified, the communication will be forwarded to the entire Board.

9

PROPOSAL NO. 2

APPROVAL OF AMENDMENT NO. 2 TO THE COMPANY’S 2010 EQUITY INCENTIVE PLAN

TO INCREASE BY 2,850,000 SHARES OF COMMON STOCK RESERVED UNDER THE PLAN

Our Board of Directors, acting upon the recommendation of the Board of Directors’ Compensation Committee (the “Compensation Committee”), has approved an Amendment No. 2 to the Company’s 2010 Equity Incentive Plan (the “Plan”) for an increase in the number of authorized shares of common stock under the Plan (the “Amendment No. 2”) and recommends that the Amendment No.2 be approved and adopted by the Company’s stockholders and directs that such proposal be submitted at the Annual Meeting.

On September 21, 2010, to encourage certain officers, employees, directors, and consultants of the Company, our Board of Directors approved the Plan to grant the eligible participants options or restricted stock awards. Awards may be made under the Plan and the maximum number of shares of common stock with respect to which awards may be granted to any participant under the Plan is 2,025,000 shares of common stock. The Plan allows for adjustments for changes in common stock and certain other events, including, but not limited to, any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off, any distribution to holders of common stock other than a normal cash dividend, and liquidation or dissolution. On February 24, 2015, our Board of Directors adopted and approved Amendment No. 1 to the Plan to increase the number of shares of the Company’s common stock available for issuance thereunder from 2,025,000 share limit to 4,325,000 shares. The Amendment No. 1 was approved by the stockholders at the annual shareholders meeting on March 23, 2015. On January 27, 2016, our Board of Directors adopted and approved Amendment No. 2 to the Plan, subject to shareholders approval. The purpose for the Amendment No. 2 was to increase the number of shares of the Company’s common stock available for issuance thereunder by 2,850,000 shares to 7,175,000 shares of the Company’s common stock.

As of the Record Date, we had issued shares of restricted stock or stock options to purchase shares of common stock in an aggregate of approximately 2,655,000 shares and approximately 1,670,000 shares of common stock were available for issuance under the Plan.

The Compensation Committee has reviewed the Plan and determined that the Plan requires additional available shares for issuance to provide flexibility with respect to stock-based compensation that the Compensation Committee believes is necessary to establish appropriate long-term incentives to achieve our objectives. Our Board of Directors believes that it is advisable to increase the 4,325,000 share limit to 7,175,000 shares in order to attract and compensate employees, officers, directors and other eligible participants upon whose judgment, initiative and effort we depend. The issuance of award under the Plan to these eligible participants is designed to align the interests of such participants with those of our stockholders.

The proposed amendment to the Plan increases the number of shares of common stock that may be issued as awards under the Plan by 2,850,000 shares, or approximately 16% of the 17,735,504 shares of common stock outstanding as of January 28, 2016. As amended, the Plan will continue to provide that all of the shares authorized for issuance (including the increased shares) may be granted as incentive stock options as long as other awards pursuant to the Plan and the Plan will also continue to provide for appropriate adjustments in the number of shares in the event of a stock dividend, recapitalization, merger or similar transaction.

The following is a summary of the principal features of the Plan. The summary below is qualified in its entirety by the terms of the Plan, as proposed to be amended, a copy of which is attached hereto as Appendix A and is incorporated by reference herein.

Shares Available

Our Board of Directors has authorized, subject to stockholder approval, to reserve an additional 2,850,000 shares of our common stock for issuance under the Plan. In the event of any stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-up, reorganization, rights offering, liquidation, or any similar change event of or by our company, appropriate adjustments will be made to the shares subject to the Plan and to any outstanding awards. Shares available for awards under the Plan may be either newly-issued shares or treasury shares.

10

In certain circumstances, shares subject to an outstanding award may again become available for issuance pursuant to other awards available under the Plan. For example, shares subject to forfeited, terminated, canceled or expired awards will again become available for future grants under the Plan. In addition, shares subject to an award that are withheld by us to satisfy tax withholding obligations shall also be made available for future grants under the Plan.

Administration

The Board has delegated the administration of the Plan to the Compensation Committee, and the Compensation Committee has full and complete authority, in its discretion, but subject to the express provisions of the Plan, to grant awards, to determine the number of awards to be granted and the time or times at which awards shall be granted; to establish the terms and conditions upon which awards may be exercised; to remove or adjust any restrictions and conditions upon awards; to specify, at the time of grant, provisions relating to exercisability of awards and to accelerate or otherwise modify the exercisability of any awards. All determinations of the Compensation Committee are final and binding on all persons having an interest in the Plan or in any award made under the Plan. The costs and expenses of administering the Plan are borne by the Company.

Eligibility

All of our employees, officers, and directors, and those of our consultants and advisors who (i) are natural persons and (ii) provide bona fide services to the Company not connected to a capital raising transaction or the promotion or creation of a market for our securities are eligible to be granted options or restricted stock awards under the Plan. All eligible individuals may receive one or more awards under the Plan, upon the terms and conditions set forth in the Plan. There is no assurance that an otherwise eligible individual will be selected by the Compensation Committee to receive an award under the Plan. Because future awards under the Plan will be granted in the discretion of the Compensation Committee, the type, number, recipients and other terms of such awards cannot be determined at this time.

Stock Options and Non-Statutory Stock Options

Under the Plan, only employees of the Company shall be eligible to receive incentive stock options (“Stock Options”). Officers, directors, and consultants of the Company who are not also employees shall not be eligible to receive Stock Options. The purchase price of each share of common stock subject to a Stock Option shall not be less than 100% of the fair market value of a share of the common stock on the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent corporation or subsidiary corporation of the Company, and a Stock Option is granted to such employee, the exercise price of such Stock Option shall be no less than 110% of the fair market value of a share on the date such Stock Option is granted.

Stock Option shall be exercisable more than ten (10) years from the date the Stock Option was granted. However, if a grantee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent corporation or subsidiary corporation of the Company, and the Stock Option is granted to such grantee, the term of the Stock Option shall be for no more than five (5) years from the date of grant. The Compensation Committee, in its sole discretion, shall determine whether any particular Stock Option shall become exercisable in one or more installments, specify the installment dates, and, within the limitations herein provided, determine the total period during which the Stock Option is exercisable. The exercise price of a Stock Option shall be payable on exercise of the option (i) in cash or by check, bank draft, or postal or express money order, (ii) if provided in the written award agreement and permitted by applicable law, by the surrender of common stock then owned by the grantee, which common stock such grantee has held for at least six (6) months, (iii) the proceeds of a loan from an independent broker-dealer whereby the loan is secured by the option or the stock to be received upon exercise, or (iv) any combination of the foregoing

If a grantee's employment with the Company is terminated, the terms of any then outstanding Stock Option held by the grantee shall extend for a period ending on the earlier of the date on which such Stock Option would otherwise expire or three (3) months after such termination of employment, and such Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment.

11

Under the Plan, officers, employees, directors, and consultants shall be eligible to receive non-statutory stock options (“Non-Statutory Stock Options”). The Compensation Committee shall determine the purchase price of each share of common stock subject to a Non-Statutory Stock Option. Such price shall not be less than 100% of the fair market value of such common stock on the date the Non-Statutory Stock Option is granted. No Non-Statutory Stock Option shall be exercisable more than ten (10) years from the date such option is granted. The Compensation Committee, in its sole discretion, shall determine whether any particular Non-Statutory Stock Option shall become exercisable in one or more installments, specify the installment dates, and, within the limitations herein provided, determine the total period during which the Non-Statutory Stock Option is exercisable.

If a grantee's employment with the Company is terminated, a director grantee ceases to be a director, or a consultant grantee ceases to be a consultant, the terms of any then outstanding Non-Statutory Stock Option held by the grantee shall extend for a period ending on the earlier of the date established by the Compensation Committee at the time of grant or three (3) months after the grantee's last date of employment or cessation of being a director or consultant, and such Stock Option shall be exercisable to the extent it was exercisable as of the date of termination of employment or cessation of being a director or consultant.

Restricted Stock and Restricted Stock Units Award

Under the Plan, officers, employees, directors and consultants shall be eligible to receive grants of restrict stock (“Restricted Stock”). The Compensation Committee shall determine and designate from time to time those officers, employees, directors and consultants who are to be granted Restricted Stock and the number of shares of common stock subject to such award. The Compensation Committee, in its sole discretion, shall make such terms and conditions applicable to the grant of Restricted Stock as may appear generally acceptable or desirable to the Compensation Committee.

If a grantee's employment with the Company is terminated, a director grantee ceases to be a director, or a consultant grantee ceases to be a consultant, prior to the lapse of any restrictions applicable to the Restricted Stock, then such Restricted Stock shall be forfeited and the Grantee shall return the certificates representing such Restricted Stock to the Company.

Under the Plan, officers, employees, directors, and consultants shall be eligible to receive grants of restricted stock units (“Restricted Stock Units”) under this Plan. The Compensation Committee shall determine and designate from time to time those officers, employees, directors and consultants who are to be granted Restricted Stock Units and number of shares of common stock subject to such award. The Compensation Committee, in its sole discretion, shall make such terms and conditions applicable to the grant of Restricted Stock Units as may appear generally acceptable or desirable to the Compensation Committee.

If a grantee's employment with the Company is terminated, a director grantee ceases to be a director, or a consultant grantee ceases to be a consultant, prior to the lapse of any restrictions applicable to the Restricted Stock Units, then such Common Stock shall be forfeited and the grantee shall return the certificates representing such Restricted Stock to the Company.

Change in Control Provisions

If and only to the extent provided in the award agreement, or to the extent otherwise determined by the Compensation Committee, upon the occurrence of a “Change in Control”, the Compensation Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of awards, which action may include: (i) acceleration or change of the exercise and/or expiration dates of any award to require that exercise be made, if at all, prior to the change in control; and (ii) cancellation of any award upon payment to the holder in cash of the fair market value of the stock subject to such award as of the date of the change in control, less the aggregate exercise price, if any, of the award.

Fair Market Value

Under the Plan, fair market value means (i) if the common stock is listed on a national securities exchange or the NASDAQ system, the mean between the highest and lowest sales prices for the common stock on such date, or, if no such prices are reported for such day, then on the next preceding day on which there were reported prices; (ii) if the common stock is not listed on a national securities exchange or the NASDAQ system, the mean between the bid and asked prices for the shares on such date, or if no such prices are reported for such day, then on the next preceding day on which there were reported prices; or (iii) as determined in good faith by the Board.

12

Transferability Restrictions

Generally and unless otherwise provided in an award agreement, shares or rights subject to an award cannot be assigned or transferred other than by will or by the laws of descent and distribution and awards may be exercised during the participant's lifetime only by the participant or his or her guardian or legal representative. However, a participant may, if permitted by the Compensation Committee, in its sole discretion, transfer an award, or any portion thereof, to one or more of the participant's spouse, children or grandchildren.

Amendment and Termination of the Plan

The Compensation Committee may at any time, and from time to time, terminate the Plan in whole or in part or amend it from time to time, except that no change may be made that would increase the total amount of stock which may be issued under the Plan, materially increase the class of participants eligible to participate in the Plan, the types of awards that may be granted under the Plan, or the benefits to participants, extend the maximum period after the date of grant during which incentive stock options or non-qualified stock options may be exercised, or re-price any previously granted award by lowering the exercise price or canceling any previously granted award with a subsequent replacement or re-grant of that same award with a lower exercise price, unless such change is authorized by our shareholders.

Federal Tax Consequences

The following brief summary of the effect of federal income taxation upon the recipients and us with respect to the shares under the Plan does not purport to be complete, and does not discuss the tax consequences of a recipient's death or the income tax laws of any state or foreign country in which the recipient may reside.

Tax Treatment to the Recipients

The common stock is not qualified under Section 401(a) of the Internal Revenue Code. The recipients therefore, will be required for federal income tax purposes to recognize compensation during the taxable year of issuance unless the shares are subject to a substantial risk of forfeiture. Accordingly, absent a specific contractual provision to the contrary, the recipients will receive compensation taxable at ordinary rates equal to the fair market value of the shares on the date of receipt since there will be no substantial risk of forfeiture or other restrictions on transfer. If, however, the recipients receive shares of common stock pursuant to the exercise of an option or options at an exercise price below the fair market value of the shares on the date of exercise, the difference between the exercise price and the fair market value of the stock on the date of exercise will be deemed compensation for federal income tax purposes. The recipients are urged to consult each of their tax advisors on this matter. Further, if any recipient is an "affiliate," Section 16(b) of the Exchange Act is applicable and will affect the issue of taxation.

Tax Treatment to the Company

The amount of income recognized by any recipient hereunder in accordance with the foregoing discussion will be a tax-deductible expense by the Company for federal income tax purposes in the taxable year of the Company during which the recipient recognizes income.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Meeting and entitled to vote, either in person or by proxy, is required for approval of Proposal No. 2.

The Board of Directors recommends a vote “FOR” the approval of Amendment No. 2 to the Company’s 2010 Equity Incentive Plan to increase by 2,850,000 shares of common stock reserved under the plan.

13

PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Audit Committee has selected BDO CHINA SHU LUN PAN Certified Public Accountants LLP ("BDO China") as the Company’s independent registered public accountants for the fiscal year ending March 31, 2016, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. If the shareholders do not ratify the selection of BDO China, the Audit Committee may reconsider the appointment.

Representatives of BDO China are not expected to be present at the Annual Meeting, either in person or by teleconference.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of BDO China.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of BDO China as the Company’s independent registered public accounting firm.

Principal Accountant Fees and Services

Our current principal independent auditor is BDO China whom we engaged on April 7, 2015. Friedman LLP (“Friedman”) was our auditor till dismissed on April 7, 2015, The following table shows the fees for audit and other services provided by BDO China and Friedman in relation to our 2015 and 2014 fiscal years:

	For the Fiscal Years ended March 31,
	2015	2014
Audit Fees (1)	$200,000	$240,000
Audit-related Fees (2)	10,000	10,000
Tax Fees (3)	-	-
All Other Fees (4)	-	-
Total	$210,000	$250,000

(1)	Audit Fees: This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by independent auditors in connection with statutory and regulatory filings or the engagement for fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.
(2)	Audit-Related Fees: This category consists of assurance and related services by our independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.”
(3)	Tax Fees: This category consists of professional services rendered by our independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.
(4)	All Other Fees: This category consists of fees for other miscellaneous items.

Pre-Approval Policies and Procedures of the Audit Committee

The Audit Committee approves the engagement of our independent auditors and is also required to pre-approve all audit and non-audit expenses. Prior to engaging its accountants to perform particular services, the Audit Committee obtains an estimate for the service to be performed. All of the services described above were approved by the Audit Committee in accordance with its procedure.

14

INFORMATION REGARDING OUR DIRECTORS AND EXECUTIVE OFFICERS

The following table identifies our current executive officers and directors, their respective offices and positions, and their respective dates of election or appointment as of the Record Date:

Name	Positions Held	Date of Election or Appointment
Lei Liu	Chief Executive Officer and Chairman of the Board	September 17, 2009
Ming Zhao	Chief Financial Officer	August 1, 2011
Li Qi	Secretary and Director	October 23, 2009
Zhimin Su	Director	November 30, 2012
Taihong Guo	Director	January 1, 2013
Genghua Gu	Director	March 28, 2014

Arrangements Involving Directors or Executive Officers

There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan, or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current Board. There are also no arrangements, agreements, or understandings to our knowledge between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

Family Relationships

There are no family relationships between or among any of the current directors, executive officers or persons nominated or charged to become directors or executive officers. There are no family relationships among our officers and directors and those of our subsidiaries and affiliated companies.

Business Experience

The business experience of our directors, including executive officers serving as directors, is provided under “Information about the Nominees” in Proposal 1 above. The experience of executive officers who are not also directors is described below.

Ming Zhao, Chief Financial Officer

From September 2010 to July 2011, Mr. Zhao served as a senior manager at CFO Oncall, Inc., a financial consulting firm providing CFO services to U.S.-listed, China-based publicly traded companies. Through CFO Oncall, Inc., Mr. Zhao has been consulting for the registrant since January 2010. From December 2006 through August 2010, Mr. Zhao served as a senior auditor at Sherb & Co., LLP. None of these companies is related to or affiliated with the Company. Mr. Zhao is a licensed certified public accountant. He graduated with a bachelor’s degree in accounting from Central University of Finance and Economic in Beijing in July 1999, and obtained a master’s degree in professional accounting from the University of Washington in December 2002.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent (10%) of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. The Reporting Persons are also required by SEC rules to furnish us with copies of Section 16(a) forms they file. Based upon a review of the filings made on their behalf during the fiscal year ended march 31, 2014, as well as an examination of the SEC’s EDGAR system Form 3, 4, and 5 filings (including amendments to such forms) and our records, we believe that, for the fiscal year ended March 31, 2015, our directors, executive officers and holders of ten percent (10%) or more of our common stock complied with Section 16(a) filing requirements applicable to them except as follows: the Form 4s filed on November 25, 2014 by six of our directors, executive officers and holders of ten percent or more of our common stock,, which reported certain shares and stock options granted under the Company’s 2010 Equity Incentive Plan and were due on November 20, 2014, were not timely filed.

15

Legal Proceedings

None of our directors or executive officers has, during the past ten years:

●	had any petition under the federal bankruptcy laws or any state insolvency law filed by or against, or had a receiver, fiscal agent, or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

●	been convicted in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	been the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i)	acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)	engaging in any type of business practice; or

(iii)	engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

●	been the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any federal or state authority barring, suspending, or otherwise limiting for more than 60 days the right of such person to engage in any activity described in (i) above, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated; or

●	been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, where the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended, or vacated.

Executive Compensation

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our principal executive officer and principal financial officer during the fiscal years ended March 31, 2014 and 2015. No other executive officer received compensation in excess of $100,000 during the fiscal year ended March 31, 2015.

Summary Compensation Table
Name and Principal Position	Fiscal Year ended March 31,	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Lei Liu, CEO (2)(3)	2014 2015	32,460 32,703	-0- -0-	153,600 302,400	-0- -0-	-0- -0-	-0- -0-	-0- -0-	186,060 335,103

Ming Zhao, Current CFO (4)	2014 2015	88,000 88,000	-0- -0-	57,600 113,400	-0- -0-	-0- -0-	-0- -0-	-0- -0-	145,600 201,400

(1)	Reflects the full fair value of stock issued during the applicable fiscal year for financial statement reporting purposes.
(2)	Salary as reported is based on interbank exchange rate of RMB 6.1538 to $1.00 on March 31, 2015, and RMB 6.1614 to $1.00 on March 31, 2014.
(3)	Mr. Liu’s compensation under “Stock Awards” for the fiscal year ended March 31, 2015, comes from the restricted stock award granted to him on November 18, 2014 under the China Jo-Jo Drugstores, Inc. 2010 Equity Incentive Plan” (the “Plan”).
(4)	Mr. Zhao’s compensation under “Stock Awards” includes 60,000 shares issued to him during the fiscal year ended March 31, 2015, under the Plan.

16

Outstanding Equity Awards at Fiscal Year Ended March 31, 2015

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options exercisable	Equity incentive plan awards: number of securities underlying unexercised options unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Lei Liu (1)	-	-	180,000	2.50	Nov.18, 2022	-	-	-	$-
Ming Zhao (1)	-	-	125,000	2.50	Nov.18, 2022	-	-	-	$-
Li Qi (1)	-	-	30,000	2.50	Nov.18, 2022	-	-	-	$-

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	967,000	2.50	2,290,798
Equity compensation plans not approved by security holders	-	-	-
TOTAL	967,000	2.50	2,290,798

17

On September 21, 2010, our Board of Directors approved a stock incentive plan for officers, directors, employees, and consultants entitled “China Jo-Jo Drugstores, Inc. 2010 Equity Incentive Plan” (the “Plan”). The maximum number of shares that may be issued under the Plan is 2,025,000 shares of our common stock. The Plan was approved by our shareholders at our annual meeting held on November 2, 2010. On March 23, 2015, the Amendment No. 1 to the Plan to increase the number of shares of the Company’s common stock available for issuance thereunder from 2,025,000 share limit to 4,325,000 shares was approved by the stockholders at the annual shareholders meeting. Under the Plan, the Company may issue common stock and/or options to purchase common stock to our officers, directors, employees and consultants. The Plan is administered either by our Board of Directors or a committee that it designates comprising of at least two (2) “non-employee” directors. The board (or the committee, if one is designated) has full and complete authority, in its discretion, but subject to the express provisions of the Plan, to grant awards, to determine the number of awards to be granted and the time or times at which awards shall be granted; to establish the terms and conditions upon which awards may be exercised; to remove or adjust any restrictions and conditions upon awards; to specify, at the time of grant, provisions relating to exercisability of awards and to accelerate or otherwise modify the exercisability of any awards; and to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of the Plan. As of March 31, 2015, there were 901,103 shares of our common stock remaining available for future issuance under the Plan.

Employment Agreements, Termination of Employment and Change-in-Control Arrangements

Except as described below, we currently have no employment agreements with any of our executive officers, nor any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer’s responsibilities following a change-in-control.

Agreements with Ming Zhao

We entered into an employment agreement with Mr. Zhao dated as of August 1, 2011, under which Mr. Zhao is serving as our Chief Financial Officer for a term of two years commencing August 1, 2011, for annual compensation of $100,000, payable in monthly installments, as well as a one-time grant of 40,000 shares of our common stock (the “Shares”) under our 2010 Equity Incentive. The term of the employment was extended verbally for another two (2) years with an amended annual compensation of $88,000 starting from October 2012. The term of the employment was extended verbally for another one (1) years with an amended annual compensation of $88,000 starting from October 2014. Mr. Zhao is also entitled to expense reimbursement and to be included as an insured under our directors and officers insurance policy with coverage of $5,000,000. During his employment, Mr. Zhao is subject to certain restrictive covenants, including (i) prohibition against engaging in any work that competes with us and our business and soliciting our customers, potential customers and employees, and (ii) requirement to maintain our confidential information.

Mr. Zhao’s employment agreement terminates upon his death or disability. If Mr. Zhao is unable to perform his duties for 60 days during any 12 month period, we may terminate the employment agreement upon 30-day written notice. We may also terminate the employment agreement for cause, upon notice if at any time Mr. Zhao commits (a) fraudulent, unlawful or grossly negligent conduct in connection with his employment duties; (b) willful misconduct; (c) willful and continued failure to perform his duties; (d) any felony or any crime involving moral turpitude; (e) any violation of any of our material policies; or (f) any material breach of any written agreement with us. Mr. Zhao may terminate his employment agreement immediately upon written notice if we breach our agreement with him.

18

Director Compensation

The following table provides compensation information for our directors during the fiscal year ended March 31, 2015:

Director Compensation Table
Name	Fiscal Year ended March 31,	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Lei Liu (2)	2015	32,703	-302,400-	-0-	-0-	-0-	-0-	335,103
Li Qi (2)	2015	22,350	-189,000-	-0-	-0-	-0-	-0-	211,350
Zhimin Su	2015	13,000	-18,900-	-0-	-0-	-0-	-0-	31,900
Taihong Guo	2015	6,000	-18,900-	-0-	-0-	-0-	-0-	24,900
Genghua Gu	2015	6,000	-18,900-	-0-	-0-	-0-	-0-	24,900

(1)	Reflects dollar amount expensed by the Company during the applicable fiscal year for financial statement reporting purposes.
(2)	Compensation is reflected in the Summary Compensation Table on page 49 above.

We do not currently have an established policy to provide compensation to members of our Board of Directors for their services in that capacity, although we have entered into certain agreements with some of our directors as described below. We intend to develop such a policy in the near future.

Agreement with Zhimin Su

On November 30, 2012, we entered into an agreement with Ms. Su in the form of a director offer letter, pursuant to which we have agreed to compensate her $13,000 annually for her services, payable in monthly installments on the last day of each month. Additionally, she is entitled to be included as an insured under our directors and officers insurance policy.

Agreement with Taihong Guo

On January 1, 2013, we entered into an agreement with Mr. Guo in the form of a director offer letter, pursuant to which we have agreed to compensate him $6,000 annually for his services, payable in monthly installments on the last day of each month. Additionally, he is entitled to be included as an insured under our directors and officers insurance policy.

Agreement with Genghua Gu

On December 9, 2013, we entered into an agreement with Dr. Gu in the form of a director offer letter, pursuant to which we have agreed to compensate him $6,000 annually for his services, payable in monthly installments on the last day of each month. Additionally, he is entitled to be included as an insured under our directors and officers insurance policy.

19

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding our common stock beneficially owned on June 9, 2015, for (i) each stockholder known to be the beneficial owner of five percent (5%) or more of our outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group. To the best of our knowledge, subject to community and marital property laws, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted.

Common Stock Beneficially Owned
Executive officers and directors: (1)	Number of Shares beneficially owned (2)	Percentage of class beneficially owned (3)
Lei Liu, Chief Executive Officer and Chairman of the Board of Directors (4)	6,991,482	44.7%
Ming Zhao, Chief Financial Officer	159,000	1.0%
Li Qi, Secretary and Director (4)	6,249,000	40.0%
Zhimin Su (5)	20,000	* %
Taihong Guo (6)	20,000	* %
Genghua Gu (7)	20,000	* %
All directors and executive officers as a group (6 persons)	7,429,482	47.5%

5% Shareholders: (1)
Super Marvel Limited (4)	6,030,000	38.5%
Chong’an Jin (4)	6,049,000	38.6%

* Less than 1%.

(1)	Unless otherwise noted, the address for each of the named beneficial owners is: 1st Floor, Yuzheng Plaza, No. 76, Yuhuangshan Road, Hangzhou, Zhejiang Province, China, 310002.
(2)	Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding.
(3)	Unless otherwise noted, the number and percentage of outstanding shares of common stock is based upon 15,650,504 shares outstanding as of June 11, 2015.
(4)	The address of Super Marvel Limited (“Super Marvel”) is P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands. The owners of Super Marvel are Lei Liu (39%), Li Qi (30%) and Chong’an Jin (31%). They are also its directors. As such, they are deemed to have or share investment control over Super Marvel’s portfolio. According to Rule 13d-5, when two or more persons agree to act together for the purpose of acquiring, holding, voting or disposing of equity securities of an issuer, the group formed thereby shall be deemed to have acquired beneficial ownership, for purposes of sections 13(d) and (g) of the Exchange Act, as of the date of such agreement, of all equity securities of that issuer beneficially owned by any such persons. As a result, 6,030,000 shares of common stock held by Super Marvel reported herein as beneficially owned by each of Mr. Liu, Ms. Qi and Mr. Jin, which they in turn own indirectly through their respective ownership of Super Marvel.
(5)	Ms. Su’s address is: 3601B The Center, Changle Road, Xuhui District, Shanghai, China.
(6)	Mr. Guo’s address is: 7th Floor, Qingchunbao Group, No. 555 Xixi Road, Hangzhou, China.
(7)	Dr. Gu’s address is: No.1, Xueshi Road, Hangzhou, China.

20

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Officers and Directors’ Relationship with Us, Our Subsidiaries and VIE we control HJ Group through contractual arrangements between Jiuxin Management, our wholly-owned subsidiary, and each of Jiuzhou Pharmacy, Jiuzhou Medical and Jiuzhou Clinic. HJ Group is owned by Mr. Lei Liu, Mr. Li Qi and Mr. Chong’an Jin (the “Key Personnel”), two (2) of whom also hold positions as our executive officers and/or directors. Because the Key Personnel also collectively own a substantial amount of our issued and outstanding common stock, we believe that our interests are aligned with those of HJ Group and the Key Personnel.

Other Related Party Transactions

	March 31, 2015	March 31, 2014
Due to Key Personnel (1):	$576,818	$576,818
Due to director (2):	2,152,922	1,807,476
Total	$2,729,740	$2,384,294

(1)	As of March 31, 2015 and 2014, amount due to Key Personnel represents contributions from the Key Personnel to Jiuxin Management to enable Jiuxin Management to meet its approved PRC registered capital requirements. Such contributions are to be returned to the directors upon demand.
(2)	Mr. Lei Liu lent approximately $600,000 to purchase a land use right. The Company leases Mr. Lei Liu’s houses for operation in the amount of approximately $97,500 in rent accrued to Mr. Lei Liu. In addition, Mr. Lei Liu personally lent to the Company to facilitate its payments of professional fees in the United States due to the restriction on currency conversion between Renminbi and U.S. Dollars and for working capital.

We also lease a retail space from Mr. Liu under long-term operating lease agreements, which is valid until September 2015. For the fiscal years ended March 31, 2015 and 2014, $268,230 and $0 was paid to Mr. Liu for such leases, respectively.

21

OTHER MATTERS

The Board and management do not know of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed as proxies will vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Lei Liu
Name: Lei Liu
Title: Chairman of the Board of Directors

22

Exhibit A

Amendment no. 2 to

2010 EQUITY INCENTIVE PLAN

OF CHINA JO-JO DRUGSTORES, INC.

China Jo-Jo Drugstores, Inc. (the “Company”) previously approved and adopted the 2010 Equity Incentive Plan and its Amendment No. 1 (the “Plan”) to encourage the Plan’s participants to acquire and hold stock in the Company as an added incentive to remain with the Company and increase their efforts in promoting the interests of the Company, and to enable the Company to attract and retain capable individuals. By this Amendment, the Company desires to amend the Plan to increase the number of shares available under the Plan.

1. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Plan.

2. The effective date of this Amendment to the Plan shall be March 23, 2016, upon the stockholders’ approval.

3. Section 1.3.1 of the Plan is amended and restated in its entirety as follows:

1.3 Shares of Common Stock Subject to this Plan.

1.3.1 Subject to the provisions of Section 7.1, the shares of Common Stock that may be issued pursuant to Stock Options and Stock Awards granted under this Plan shall not exceed Seven Million One Hundred Seventy Five Thousand (7,175,000) shares in the aggregate. If a Stock Option shall expire and terminate for any reason, in whole or in part, without being exercised or, if Stock Awards are forfeited because the restrictions with respect to such Stock Awards shall not have been met or have lapsed, the number of shares of Common Stock that are no longer outstanding as Stock Awards or subject to Stock Options may again become available for the grant of Stock Awards or Stock Options. There shall be no terms and conditions in a Stock Award or Stock Option that provide that the exercise of an Incentive Stock Option reduces the number of shares of Common Stock for which an outstanding Non-Statutory Stock Option may be exercised; and there shall be no terms and conditions in a Stock Award or Stock Option that provide that the exercise of a Non-Statutory Stock Option reduces the number of shares of Common Stock for which an outstanding Incentive Stock Option may be exercised.

4. This Amendment shall amend only the provisions of the Plan as set forth herein. Those provisions of the Plan not expressly amended hereby shall be considered in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized representative on this January 27, 2016.

China Jo-Jo Drugstores, Inc.

By:	/s/ Lei Liu
Name: Lei Liu
Title: Chief Executive Officer

Exhibit B

CHINA JO-JO DRUGSTORES, INC.		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders

	DATE:	March 23, 2016
	TIME:	9:00 p.m. E.T. (March 24, 2016 at 9:00 a.m., Beijing time),
	LOCATION:	1st Floor, Yuzheng Plaza, No.76, Yuhuangshan Road, Hangzhou, Zhejiang Province, People’s Republic of China, 310002

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/CJJD and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/CJJD

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before March 9, 2016.

you may enter your voting instructions at https://www.iproxydirect.com/CJJD until 11:59 am eastern time March 22, 2016.

The purposes of this meeting are as follows:
1.	To elect five directors to serve until the next Annual Meeting or until their successors are duly elected and qualified;

2.	To amend the Company’s 2010 Equity Incentive Plan to increase by 2,850,000 shares that are available for issuance thereunder;

3.	To ratify the appointment of BDO CHINA SHU LUN PAN Certified Public Accountants LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2016; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on January 28, 2016 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $.001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

China Jo-Jo Drugstores, Inc. SHAREHOLDER SERVICES 500 Perimeter Park Drive Suite D Morrisville NC 27560	FIRST-CLASS MAIL US POSTAGE PAID CARY NC PERMIT # 869

Time Sensitive shareholder information enclosed

IMPORTANT SHAREHOLDER INFORMATION

your vote is important

Exhibit C

CHINA JO-JO DRUGSTORES, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS annual meeting OF STOCKHOLDERS – March 23, 2016 at 9 pm et (March 24, 2016 at 9 am beijing time)
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Lei Liu as proxy of the undersigned, with full power of substitution, to vote all the shares of common stock of China Jo-Jo Drugstores, Inc. held of record by the undersigned on January 28, 2016, at the annual meeting of shareholders to be held on March 23, 2016 at 9:00pm E.T. (March 24, 2016 at 9:00am, Beijing time), or any adjournment thereof. The meeting will be held at the company’s principal executive offices located at 1st Floor, Yuzheng Plaza, No.76, Yuhuangshan Road, Hangzhou, Zhejiang Province, People’s Republic of China, 310002.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/CJJD
PHONE:	1-866-752-VOTE (8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF CHINA JO-JO DRUGSTORES, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1	- The Board of Directors recommends you vote FOR the following:	à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Election of Directors		☐	☐
	Lei Liu				☐
	Li Qi				☐	Control ID:
	Zhimin Su				☐	REQUEST ID:
	Taihong Guo				☐
	Genghua Gu				☐

Proposal 2	- The Board of Directors recommends you vote FOR the following proposal:	à	FOR	AGAINST	ABSTAIN
	The amendment No. 2 of the Company’s 2010 Equity Incentive Plan to increase by 2,850,000 shares that are available for issuance.		☐	☐	☐

Proposal 3	- The Board of Directors recommends you vote FOR the following proposal:	à	FOR	AGAINST	ABSTAIN
	The ratification of the appointment of BDO CHINA SHU LUN PAN Certified Public Accountants LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2016.		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2016

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)